UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2006

WORLD HEART CORPORATION

(Exact name of registrant as specified in charter)

Ontario	000-28882	52-2247240
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

7799 Pardee Lane, Oakland CA		94621
(Address of principal executive offices)		(Zip Code)

(510) 563-5000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

8.01. Other Events.

On April 27, 2006, World Heart Corporation (the “Company”) was notified by the Listing Qualifications Department of The Nasdaq Stock Market that it regained compliance with the minimum bid price requirement for continued listing under Marketplace Rule 4450(a)(5) (the “Minimum Bid Price Rule”). Because the Company’s common stock has closed at or above $1.00 per share for more than 10 consecutive business days, the Company regained compliance with the Minimum Bid Price Rule prior to the previously announced deadline of May 30, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 27, 2006

WORLD HEART CORPORATION

	By:	/s/ A. Richard Juelis
	Name:	A. Richard Juelis
	Title:	Vice President, Finance and Chief Financial Officer

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